Aberdeen Investment Funds N-CSRS/A

Exhibit 99.906CERT

CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

Bev Hendry, Principal Executive Officer, and Andrea Melia, Principal Financial Officer, of Aberdeen Investment Funds, a Massachusetts business trust (the “registrant”), each certify that:

1.	The registrant’s periodic report on Form N-CSR for the period ended April 30, 2021 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Bev Hendry

Bev Hendry

Principal Executive Officer of

Aberdeen Investment Funds

Date: August 31, 2021

/s/ Andrea Melia

Andrea Melia

Principal Financial Officer of

Aberdeen Investment Funds

Date: August 31, 2021

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.